                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                               -----------------

        WHEREAS, Salomon Inc proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, a Registration Statement to register warrants which, upon exercise, will entitle the holders thereof to an amount of cash or securities determined by reference to any specified objective measure linked to any security, currency, security or currency index or a combination thereof.

        NOW, THEREFORE, I, in my capacity as a director of Salomon Inc, hereby appoint David C. Fisher and Arnold S. Olshin and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director of Salomon Inc, said Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

        IN WITNESS WHEREOF, I have executed this instrument this 26th day of October, 1994.


                                                      /s/ Dwayne O. Andreas
                                                      ---------------------
                                                          Dwayne O. Andreas

                               POWER OF ATTORNEY
                               -----------------

        WHEREAS, Salomon Inc proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, a Registration Statement to register warrants which, upon exercise, will entitle the holders thereof to an amount of cash or securities determined by reference to any specified objective measure linked to any security, currency, security or currency index or a combination thereof.

        NOW, THEREFORE, I, in my capacity as a director of Salomon Inc, hereby appoint David C. Fisher and Arnold S. Olshin and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director of Salomon Inc, said Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

        IN WITNESS WHEREOF, I have executed this instrument this 26th day of October, 1994.


                                                      /s/ Warren E. Buffett
                                                      ---------------------
                                                          Warren E. Buffett

                               POWER OF ATTORNEY
                               -----------------

        WHEREAS, Salomon Inc proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, a Registration Statement to register warrants which, upon exercise, will entitle the holders thereof to an amount of cash or securities determined by reference to any specified objective measure linked to any security, currency, security or currency index or a combination thereof.

        NOW, THEREFORE, I, in my capacity as Chairman and Chief Executive Officer and a Director of Salomon Inc, hereby appoint David C. Fisher and Arnold
S. Olshin and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as Chairman and Chief Executive Officer and a Director of Salomon Inc, said Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

        IN WITNESS WHEREOF, I have executed this instrument this 26th day of October, 1994.


                                                      /s/ Robert E. Denham
                                                      --------------------
                                                          Robert E. Denham

                               POWER OF ATTORNEY
                               -----------------

        WHEREAS, Salomon Inc proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, a Registration Statement to register warrants which, upon exercise, will entitle the holders thereof to an amount of cash or securities determined by reference to any specified objective measure linked to any security, currency, security or currency index or a combination thereof.

        NOW, THEREFORE, I, in my capacity as a director of Salomon Inc, hereby appoint David C. Fisher and Arnold S. Olshin and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director of Salomon Inc, said Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

        IN WITNESS WHEREOF, I have executed this instrument this 26th day of October, 1994.


                                                      /s/ Claire M. Fagin
                                                      -------------------
                                                          Claire M. Fagin

                               POWER OF ATTORNEY
                               -----------------

        WHEREAS, Salomon Inc proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, a Registration Statement to register warrants which, upon exercise, will entitle the holders thereof to an amount of cash or securities determined by reference to any specified objective measure linked to any security, currency, security or currency index or a combination thereof.

        NOW, THEREFORE, I, in my capacity as a director of Salomon Inc, hereby appoint David C. Fisher and Arnold S. Olshin and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director of Salomon Inc, said Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

        IN WITNESS WHEREOF, I have executed this instrument this 26th day of October, 1994.


                                                      /s/ Andrew J. Hall
                                                      ------------------
                                                          Andrew J. Hall

                               POWER OF ATTORNEY
                               -----------------

        WHEREAS, Salomon Inc proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, a Registration Statement to register warrants which, upon exercise, will entitle the holders thereof to an amount of cash or securities determined by reference to any specified objective measure linked to any security, currency, security or currency index or a combination thereof.

        NOW, THEREFORE, I, in my capacity as a director of Salomon Inc, hereby appoint David C. Fisher and Arnold S. Olshin and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director of Salomon Inc, said Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

        IN WITNESS WHEREOF, I have executed this instrument this 26th day of October, 1994.


                                                      /s/ Gedale B. Horowitz
                                                      ----------------------
                                                          Gedale B. Horowitz

                               POWER OF ATTORNEY
                               -----------------

        WHEREAS, Salomon Inc proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, a Registration Statement to register warrants which, upon exercise, will entitle the holders thereof to an amount of cash or securities determined by reference to any specified objective measure linked to any security, currency, security or currency index or a combination thereof.

        NOW, THEREFORE, I, in my capacity as a director of Salomon Inc, hereby appoint David C. Fisher and Arnold S. Olshin and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director of Salomon Inc, said Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

        IN WITNESS WHEREOF, I have executed this instrument this 26th day of October, 1994.


                                                      /s/ Deryck C. Maughan
                                                      ---------------------
                                                          Deryck C. Maughan

                               POWER OF ATTORNEY
                               -----------------

        WHEREAS, Salomon Inc proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, a Registration Statement to register warrants which, upon exercise, will entitle the holders thereof to an amount of cash or securities determined by reference to any specified objective measure linked to any security, currency, security or currency index or a combination thereof.

        NOW, THEREFORE, I, in my capacity as a director of Salomon Inc, hereby appoint David C. Fisher and Arnold S. Olshin and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director of Salomon Inc, said Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

        IN WITNESS WHEREOF, I have executed this instrument this 26th day of October, 1994.


                                                      /s/ William F. May
                                                      ------------------
                                                          William F. May

                               POWER OF ATTORNEY
                               -----------------

        WHEREAS, Salomon Inc proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, a Registration Statement to register warrants which, upon exercise, will entitle the holders thereof to an amount of cash or securities determined by reference to any specified objective measure linked to any security, currency, security or currency index or a combination thereof.

        NOW, THEREFORE, I, in my capacity as a director of Salomon Inc, hereby appoint David C. Fisher and Arnold S. Olshin and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director of Salomon Inc, said Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

        IN WITNESS WHEREOF, I have executed this instrument this 26th day of October, 1994.


                                                      /s/ Charles T. Munger
                                                      ---------------------
                                                          Charles T. Munger

                               POWER OF ATTORNEY
                               -----------------

        WHEREAS, Salomon Inc proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, a Registration Statement to register warrants which, upon exercise, will entitle the holders thereof to an amount of cash or securities determined by reference to any specified objective measure linked to any security, currency, security or currency index or a combination thereof.

        NOW, THEREFORE, I, in my capacity as a director of Salomon Inc, hereby appoint David C. Fisher and Arnold S. Olshin and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director of Salomon Inc, said Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

        IN WITNESS WHEREOF, I have executed this instrument this 26th day of October, 1994.


                                                      /s/ Louis A. Simpson
                                                      --------------------
                                                          Louis A. Simpson

                               POWER OF ATTORNEY
                               -----------------

        WHEREAS, Salomon Inc proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, a Registration Statement to register warrants which, upon exercise, will entitle the holders thereof to an amount of cash or securities determined by reference to any specified objective measure linked to any security, currency, security or currency index or a combination thereof.

        NOW, THEREFORE, I, in my capacity as a director of Salomon Inc, hereby appoint David C. Fisher and Arnold S. Olshin and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director of Salomon Inc, said Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

        IN WITNESS WHEREOF, I have executed this instrument this 26th day of October, 1994.


                                                      /s/ Robert G. Zeller
                                                      --------------------
                                                          Robert G. Zeller

                               POWER OF ATTORNEY
                               -----------------

        WHEREAS, Salomon Inc proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, a Registration Statement to register warrants which, upon exercise, will entitle the holders thereof to an amount of cash or securities determined by reference to any specified objective measure linked to any security, currency, security or currency index or a combination thereof.

        NOW, THEREFORE, I, in my capacity as Chief Financial Officer of Salomon Inc, hereby appoint David C. Fisher and Arnold S. Olshin and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as Chief Financial Officer of Salomon Inc, said Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

        IN WITNESS WHEREOF, I have executed this instrument this 26th day of October, 1994.


                                                      /s/ Jerome H. Bailey
                                                      --------------------
                                                          Jerome H. Bailey